SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C. 20549


                               FORM 8-K

                            CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(D) OF
                 THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   September 20, 1999


                     Ballynagee Acquisition Corp.


        (Exact name of registrant as specified in its charter)


                               Delaware


            (State or other jurisdiction of incorporation)


         000-26899                                33-0809711

(Commission File Number)             (IRS Employer Identification No.)


                               1875 Century Park East, Suite 150,
Century City, CA 90067
   (Address of principal executive offices)
(Zip Code)

                            (310) 789-1132
         Registrant's telephone number, including area code:

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ITEM 1.    CHANGES IN CONTROL OF REGISTRANT

           On September 8, 1999, the Company entered into a Stock Exchange Agreement between the Company and Talk Stock with Me, Inc. pursuant to which on September 20, 1999 the Company has issued an aggregate of 2,000,000 shares of common stock to the shareholders of Talk Stock with Me, Inc. and will effectuate a four shares for one
share stock dividend to all shareholders.   The Company became the
sole shareholder of RJI Ventures, Inc. (formerly Talk Stock with
Me, Inc.).

           As a result of the Agreement, the single largest shareholder of the Company is Gold Crown Holdings Limited, the prior sole shareholder of RJI Ventures, Inc. with 2,000,000 shares of stock prior to the dividend, representing approximately 80% of the issued and outstanding stock. RJI Ventures intends to cause the Company to change its name to e-Financial Depot.com, Inc. and undertake a financial services business on the internet which was previously undertaken by RJI Ventures, Inc. as well as in connection with other financial service businesses currently under consideration for acquisition by the combined entities.


ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

           On September 8, 1999, the Company entered into a Stock Exchange Agreement between the Company and Talk Stock with Me, Inc. pursuant to which on September 20, 1999 the Company has issued an aggregate of 2,000,000 shares of common stock to the shareholders of Talk Stock with Me, Inc. and will effectuate a four shares for one
share stock dividend to all shareholders.   The Company became the
sole shareholder of RJI Ventures, Inc. (formerly Talk Stock with
Me, Inc.).

           As a result of the Agreement, the single largest shareholder of the Company is Gold Crown Holdings Limited, the prior sole shareholder of RJI Ventures, Inc., with 2,000,000 shares of stock prior to the dividend, representing approximately 80% of the issued and outstanding stock. RJI Ventures, Inc. intends to cause the Company to change its name to e-Financial Depot.com, Inc. and undertake a financial services business on the internet, which was previously undertaken by RJI Ventures, Inc., as well as in connection with other financial service businesses currently under consideration for acquisition by the combined entities.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (a)(b) The required financial statements and pro forma financial information is unavailable as of the date hereof and will be filed by the Registrant pursuant to the requirements of the Securities Exchange Act and the rules and regulations promulgated thereunder within 75 days of the date of the event reported herein.

           (c)        Exhibits

            2.        Stock Exchange Agreement

                              SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 30, 1999      BALLYNAGEE ACQUISITION CORP.



                               By:/s/ John Huguet
                                  John Huguet
                                  President and Chief Executive Officer